POWER OF ATTORNEY


Know All Men By These Presents, that the undersigned constitutes and appoints Richard A. Hubbell as his true and lawful attorney-in-fact and agent in any and all capacities to sign filings by Marine Products Corporation on Form 10-K, Annual Reports and any and all amendments thereto (including post-effective amendments) and to file the same, with all exhibits, and any other documents in connection therewith, with the Securities and Exchange Commission.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney, in the capacities indicated, as of this 26th day of March, 2001.




                               /s/ Wilton Looney
                              -----------------------------------------
                               Wilton Looney, Director



Witness:


/s/ Martin Looney
---------------------------

                                POWER OF ATTORNEY


Know All Men By These Presents, that the undersigned constitutes and appoints Richard A. Hubbell as his true and lawful attorney-in-fact and agent in any and all capacities to sign filings by Marine Products Corporation on Form 10-K, Annual Reports and any and all amendments thereto (including post-effective amendments) and to file the same, with all exhibits, and any other documents in connection therewith, with the Securities and Exchange Commission.


IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney, in the capacities indicated, as of this 23rd day of March, 2001.




                               /s/ Linda H. Graham
                              -----------------------------------------
                               Linda H. Graham, Director



Witness:


/s/ Marie Hurt
---------------------------

                                POWER OF ATTORNEY

Know All Men By These Presents, that the undersigned constitutes and appoints Richard A. Hubbell as his true and lawful attorney-in-fact and agent in any and all capacities to sign filings by Marine Products Corporation on Form 10-K, Annual Reports and any and all amendments thereto (including post-effective amendments) and to file the same, with all exhibits, and any other documents in connection therewith, with the Securities and Exchange Commission.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney, in the capacities indicated, as of this 23rd day of March, 2001.




                               /s/ James B. Williams
                              -----------------------------------------
                               James B. Williams, Director



Witness:


/s/ Louise M. Talliver
---------------------------

                                POWER OF ATTORNEY

Know All Men By These Presents, that the undersigned constitutes and appoints Richard A. Hubbell as his true and lawful attorney-in-fact and agent in any and all capacities to sign filings by Marine Products Corporation on Form 10-K, Annual Reports and any and all amendments thereto (including post-effective amendments) and to file the same, with all exhibits, and any other documents in connection therewith, with the Securities and Exchange Commission.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney, in the capacities indicated, as of this 23rd day of March, 2001.




                               /s/ James A. Lane, Jr.
                              -----------------------------------------
                               James A. Lane, Jr., Director



Witness:



---------------------------

                                POWER OF ATTORNEY

Know All Men By These Presents, that the undersigned constitutes and appoints Richard A. Hubbell as his true and lawful attorney-in-fact and agent in any and all capacities to sign filings by Marine Products Corporation on Form 10-K, Annual Reports and any and all amendments thereto (including post-effective amendments) and to file the same, with all exhibits, and any other documents in connection therewith, with the Securities and Exchange Commission.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney, in the capacities indicated, as of this 23rd day of March, 2001.




                               /s/ Henry B. Tippie
                              -----------------------------------------
                               henry B. Tippie, Director



Witness:


/s/ Teri L. Whetstone
---------------------------

                                POWER OF ATTORNEY

Know All Men By These Presents, that the undersigned constitutes and appoints Richard A. Hubbell as his true and lawful attorney-in-fact and agent in any and all capacities to sign filings by Marine Products Corporation on Form 10-K, Annual Reports and any and all amendments thereto (including post-effective amendments) and to file the same, with all exhibits, and any other documents in connection therewith, with the Securities and Exchange Commission.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney, in the capacities indicated, as of this 23rd day of March, 2001.




                               /s/ Gary W. Rollins
                              -----------------------------------------
                               Gary W. Rollins, Director



Witness:


/s/ Kathleen Gary
---------------------------

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